Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO THE FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of April 12, 2016, is entered into by and among the following parties:

(i)	P&L RECEIVABLES COMPANY, LLC, a Delaware limited liability company, as Seller;

(ii)	PEABODY ENERGY CORPORATION, a Delaware corporation (“Peabody”), as Servicer;

(iii)	the various parties identified on the signature pages hereto as Sub-Servicers; and

(iv)	PNC BANK, NATIONAL ASSOCIATION (the “Administrator”), as Administrator and as the sole Purchaser Agent, Committed Purchaser, LC Bank and LC Participant on the date hereof.

RECITALS

1. The parties hereto have entered into that certain Fifth Amended and Restated Receivables Purchase Agreement, dated as of March 25, 2016 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendment to the Agreement. The Agreement is hereby amended as follows:

2.1 Section 2.2 of the Agreement is replaced in its entirety with the following:

Section 2.2 Termination Events.

If any of the Termination Events set forth in Exhibit V shall occur, the Administrator may (with the consent of the Majority Purchaser Agents) and shall (at the direction of the Majority Purchaser Agents), by notice to the Seller, declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred); provided, that the Facility Termination Date shall automatically occur (without any requirement for the passage of time or the giving of notice) upon either (i) the occurrence of any event described in paragraph (f)

of Exhibit V, other than such an event arising from a Specified Chapter 11 Case, or (ii) if a Specified Chapter 11 Case has occurred, the Bankruptcy Court shall not have entered an Interim Order by May 1, 2016. Upon any such declaration, occurrence or deemed occurrence of the Facility Termination Date, the Purchasers, the Purchaser Agents and the Administrator shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided after default under the UCC and under other applicable law, which rights and remedies shall be cumulative.

For purposes of this Section 2.2, the following terms shall have the following meanings assigned thereto:

“Bankruptcy Court” means the United States Bankruptcy Court for the Eastern District of Missouri or such other court as shall have jurisdiction over the Specified Chapter 11 Cases.

“Interim Order” means an order of the Bankruptcy Court in substantially the form of Annex J, with changes to such form as are reasonably satisfactory to the Administrator and the Majority Purchaser Agents authorizing and approving amendments to the Agreement and each of the other Transaction Documents in form and substance satisfactory to the Administrator and each of the Purchaser Agents in their sole discretion pursuant to Sections 105, 362(d), 363(b)(1), 363(f), 363(m), 364(c), 364(d), 364(e) and 365 of the Bankruptcy Code and Bankruptcy Rule 4001 providing other relief, in form and substance satisfactory to the Administrator and each of the Purchaser Agents in their sole discretion, providing for, among other things, (i) assumption of the Contribution Agreement as so amended and continued sale and contribution of Receivables to the Seller pursuant thereto, (ii) assumption of the Purchase and Sale Agreement as so amended and continued sale of Receivables to the Contributor pursuant thereto and (iii) superpriority administrative status for all claims of the Seller, the Administrator and the Purchasers against Peabody and its Subsidiaries (other than the Seller) under the Transaction Documents as so amended.

“Specified Chapter 11 Cases” means any Chapter 11 cases of Peabody and certain of its Subsidiaries (other than the Seller) initiated on or prior to April 13, 2016 and jointly administered under the same case number in the Bankruptcy Court. For the avoidance of doubt, the Specified Chapter 11 Cases shall not include any Insolvency Proceeding with respect to the Seller.

2.2 Annex J attached hereto is added to the Agreement and shall constitute Annex J thereto.

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SECTION 3. Matters regarding Specified Chapter 11 Cases. For the avoidance of doubt, other than as expressly set forth herein, this Amendment shall not be construed as a waiver by any party of any Termination Event or Unmatured Termination Event, or of any rights or remedies in respect thereof, that may arise from the occurrence of a Specified Chapter 11 Case.

SECTION 4. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows: (i) the execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on its part, and (ii) this Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

SECTION 5. Effect of Amendment; Ratification. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect, in each case referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as specifically set forth herein. The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof, upon receipt by the Administrator of duly executed counterparts of this Amendment.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

SECTION 10. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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SECTION 11. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE SELLER:

P&L RECEIVABLES COMPANY, LLC,
as Seller

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Vice President & Treasurer

THE SERVICER:

PEABODY ENERGY CORPORATION, a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code, as Servicer

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Vice President & Treasurer

First Amendment to

Fifth Amended and Restated Receivables Purchase Agreement

THE SUB-SERVICERS:

PEABODY ARCLAR MINING, LLC;
PEABODY MIDWEST MINING, LLC;
TWENTYMILE COAL, LLC;
PEABODY CABALLO MINING, LLC;
COALSALES II, LLC;
PEABODY POWDER RIVER MINING, LLC;
PEABODY HOLDING COMPANY, LLC;
PEABODY BEAR RUN MINING, LLC;
PEABODY WILD BOAR MINING, LLC;
PEABODY GATEWAY NORTH MINING, LLC;
PEABODY COALTRADE, LLC; and
PEABODY COALSALES, LLC,
each, a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code, as a Sub-Servicer

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Vice President & Treasurer of each of the foregoing Sub-Servicers

PEABODY WESTERN COAL COMPANY, a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code, as a Sub-Servicer

By:	/s/ Douglas D. Loucks
Name:	Douglas D. Loucks
Title:	Treasurer

First Amendment to

Fifth Amended and Restated Receivables Purchase Agreement

PNC’S PURCHASER GROUP:

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for its Purchaser Group and as Committed Purchaser

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

First Amendment to

Fifth Amended and Restated Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION,
as an LC Participant for its Purchaser Group and as the LC Bank

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

First Amendment to

Fifth Amended and Restated Receivables Purchase Agreement

THE ADMINISTRATOR:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

First Amendment to

Fifth Amended and Restated Receivables Purchase Agreement

ANNEX J

to Receivables Purchase Agreement

FORM OF INTERIM ORDER

(As filed with the related motion in the Specified Chapter 11 Cases)

First Amendment to

Fifth Amended and Restated Receivables Purchase Agreement